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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 20, 2002

                               BUDGET GROUP, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                          0-78274                      59-3227576
(State or other jurisdiction        (Commission File Number)            (IRS Employer
    of incorporation)                                               Identification Number)


       125 BASIN STREET, SUITE 210
         DAYTONA BEACH, FLORIDA                                       32114
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code: (904) 238-7035


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         On March 20, 2002, Budget Group, Inc. (the "Company") issued a press release announcing that the Company received notice from the New York Stock Exchange that its shares of Class A Common Stock, par value $.01 ("Class A Common Stock"), would be delisted on or before March 28, 2002. The Class A Common Stock will be quoted on the over-the-counter bulletin board service sponsored by Nasdaq ("OTC Bulletin Board"). The trading symbol for quotations on the OTC Bulletin Board will be BDGPA. On March 28, 2002, the Company issued a press release announcing that the delisting from the New York Stock Exchange was effective and that trading on the OTC Bulletin Board had commenced. Copies of the press releases are attached to this Form 8-K as Exhibit 99.1 and Exhibit
99.2 and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Exhibit No.
                  -----------
                  99.1          Press release dated March 20, 2002

                  99.2          Press release dated March 28, 2002
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    March 28, 2002


                              BUDGET GROUP, INC.


                              By: /s/ Robert L. Aprati
                                 ----------------------------------------------
                                   Robert L. Aprati
                                   Executive Vice President, General Counsel
                                   and Secretary


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                                  EXHIBIT INDEX


99.1     Press release dated March 20, 2002

99.2     Press release dated March 28, 2002


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